                                                                                                                        January 13, 2016

ADVANTAGE FUNDS, INC.

-          Dreyfus Total Emerging Markets Fund

Supplement to Summary Prospectus dated August 3, 2015 and Statutory Prospectus dated February 27, 2015, As Revised August 3, 2015

Effective January 14, 2016, the following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Sean P. Fitzgibbon, CFA, Federico Garcia Zamora, Gaurav Patankar and Josephine Shea are the fund's primary portfolio managers.  Mr. Fitzgibbon and Mr. Patankar are the fund's primary portfolio managers responsible for the fund's equity investments, a position they have held since the fund's inception in February 2011, and December 2015, respectively.  Mr. Garcia Zamora and Ms. Shea are the fund's primary portfolio managers responsible for the fund's fixed-income investments, a position they have held since January 2016.  Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish Mellon Asset Management Company, LLC (Standish), an affiliate of Dreyfus.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM.  Ms. Shea is a portfolio manager at Standish.  Messrs. Fitzgibbon, Garcia Zamora and Patankar, and Ms. Shea also are employees of Dreyfus.

Effective January 14, 2016, the following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Sean P. Fitzgibbon, CFA, Federico Garcia Zamora, Gaurav Patankar and Josephine Shea are the fund's primary portfolio managers.  Mr. Fitzgibbon and Mr. Patankar are the fund's primary portfolio managers responsible for the fund's equity investments, a position they have held since the fund's inception in February 2011, and December 2015, respectively.  Mr. Garcia Zamora and Ms. Shea are the fund's primary portfolio managers responsible for the fund's fixed-income investments, a position they have held since January 2016.   Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed (or with an affiliate) since 1991.  Mr. Fitzgibbon also has been employed by Dreyfus since October 2004.  Mr. Garcia Zamora is a director of emerging markets strategies and portfolio manager for emerging market local currency debt at Standish Mellon Asset Management Company, LLC (Standish), an affiliate of Dreyfus, where he has been employed since December 2012. Prior to joining Standish, Mr. Garcia Zamora served as co-portfolio manager of the international fixed income, global fixed income and strategic inflation opportunities funds at American Century Investments from 2008 until December 2012.  He also has been employed by Dreyfus since May 2015.  Mr. Patankar is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since November 2013.  Prior thereto, he was employed as a portfolio manager at Lockheed Martin Investment Management Company since September 2009.  He also has been employed by Dreyfus since October 2015.  Ms. Shea is a portfolio manager at Standish, where she has been employed since August 2015.  Prior to joining Standish, Ms. Shea was employed at Hartford Investment Management Company as a senior portfolio manager - global emerging markets corporate and sovereign credit from January 2012 until August 2015 and a co-head of the emerging market team from May 2007 until December 2011.  She also has been employed by Dreyfus since January 2016.  Messrs. Fitzgibbon, Garcia Zamora and Patankar, and Ms. Shea manage the fund in their capacity as employees of Dreyfus.

6301STK0116

January 13, 2016

ADVANTAGE FUNDS, INC.

-Dreyfus Total Emerging Markets Fund

Supplement to Statement of Additional Information dated

February 27, 2015, as revised or amended, March 30, 2015, May 1, 2015,

July 1, 2015, October 1, 2015, November 11, 2015 and December 31, 2015

Effective January 14, 2016, the following information supersedes and replaces any contrary information contained in the section of the fund's Statement of Additional Information entitled "Certain Portfolio Manager Information":

Alexander Kozhemiakin is no longer a portfolio manager of the Fund.

The following table lists DTEMF's portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for the fund.

Fund	Additional Portfolio Managers

DTEMF	Jay Malikowski

The following table lists the number and types of accounts (including the fund) advised by the fund's  primary portfolio managers and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Federico Garcia Zamora[1]	3	$324.1	8	$2034.1	9	$1219.2
Josephine Shea[1]	2	$36.3	8	$463.6	22	$2635.6

The following table provides information on accounts managed (included within the table above) by the fund's primary portfolio managers that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Federico Garcia Zamora[1]	N/A	N/A	N/A
Josephine Shea[1]	N/A	N/A	N/A

SupplementtoSAI.DreyfusTotalEmergingMarketsFund.1.13.2016.V2.docx

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Federico Garcia Zamora[1]	Dreyfus Total Emerging Markets Fund	0
Josephine Shea[1]	Dreyfus Total Emerging Markets Fund	0

1               Because Mr.  Garcia Zamora and Ms. Shea are primary portfolio managers of Dreyfus Total Emerging Markets Fund as of January 14, 2016, their information is as of December 31, 2015.

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SupplementtoSAI.DreyfusTotalEmergingMarketsFund.1.13.2016.V2.docx